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                                                                  EXHIBIT 10.33

                                   $5,250,000
                     DEVELOPMENT AUTHORITY OF DEKALB COUNTY
                              Variable Rate Demand
                      Industrial Development Revenue Bonds
                  (Radiation Sterilizers, Incorporated Project)

                                   Series 1985


                             BOND PURCHASE AGREEMENT

                                 March 12, 1985


         On the basis of the representations, warranties and covenants contained in this Bond Purchase Agreement and upon the terms and conditions contained in this Bond Purchase Agreement, the undersigned, Prudential-Bache Securities Inc. (the "Underwriter"), hereby offers to purchase from Development Authority of DeKalb County (the "Issuer") up to $5,250,000 aggregate principal amount its Variable Rate Demand Industrial Development Revenue Bonds (Radiation Sterilizers, Incorporated Project), Series 1985 (the "Bonds"), to be issued under and pursuant to a trust indenture dated as of March 1, 1985 (the "Indenture") between the Issuer and Bank One Trust Company, N.A., as trustee (the "Trustee").

SECTION 1.        ISSUER'S REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

         By the Issuer's execution, delivery and acceptance hereof the Issuer hereby represents and warrants to, and agrees with, the Underwriter that:

                  (a)      The Issuer is a body corporate and politic of the

         State of Georgia. By virtue of the authority of the Constitution and laws of the State of Georgia (the "State"), and particularly the Development Authorities Law, Ga. Laws 1969, p. 137 et seq. (O.C.G.A. 36-62-1 et seg.), as amended the "Act"), the Issuer is authorized to issue the Bonds to finance the Facilities, as defined in a loan agreement dated as of March 1, 1985 (the "Agreement") between the Issuer and Radiation





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         Sterilizers, Incorporated, a California corporation (the "Company"), and to pledge the payments to be received pursuant to the Agreement as security for the payment of the principal of and premium, if any, and interest on the Bonds.

                  (b) The Issuer has complied with all provisions of the Constitution and laws of the State, including the Act, and has full power and authority to consummate all transactions contemplated by this Bond Purchase Agreement, the Indenture or the Agreement.

                  (c) The information describing the Issuer in the Offering Statement of even date herewith (the "Offering Statement") to be used in connection with the offering and sale of the Bonds by the Underwriter under the caption "THE ISSUER" as of the Closing Date, as hereinafter defined, is true and does not contain any untrue statement of a material fact.

                  (d) The Issuer has duly authorized all necessary action for:
         (1) the issuance and sale of the Bonds upon the terms set forth herein;
         (2) the execution and delivery of the Indenture providing for the issuance of and security for the Bonds (including the pledge by the Issuer of the payments to be received pursuant to the Agreement sufficient to pay the principal of and premium, if any, and interest on the Bonds); (3) appointing the Trustee as Trustee, Paying Agent and Bond Registrar under the Indenture; (4) the use of the Offering Statement by the Underwriter in connection with the offer and sale of the Bonds (provided, however, that the Issuer neither has nor will assume any responsibility for the accuracy or completeness of the information contained in the Offering Statement or in the Appendices attached thereto, except such information as relates to the Issuer under the caption "THE ISSUER"); (5) the financing of the Facilities;
         (6) the execution, delivery, receipt and due performance of this Bond Purchase Agreement, the Bonds, the Indenture, the Agreement and any and all such other agreements and documents as may be required to be executed, delivered and received by the Issuer in order to carry out, give effect to and consummate the transactions contemplated hereby or by the Indenture or the Agreement; and (7) the carrying out, giving effect to and consummation of the transactions contemplated hereby or by the Indenture or the Agreement.


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                  (e) There is no action, suit, proceeding, inquiry or
         investigation at law or in equity or before or by any court, public board or body pending or, to the knowledge of the Issuer; threatened against or affecting the Issuer, or any basis therefor, wherein an unfavorable decision, ruling or finding would materially adversely affect the transactions contemplated hereby or by the Indenture or the Agreement or the validity of the Bonds, the Indenture, the Agreement, this Bond Purchase Agreement or any agreement or instrument to which the Issuer is a party and which is used or contemplated for use in the consummation of the transactions contemplated hereby or by the Indenture or the Agreement.

                  (f) The Issuer's authorization of the use of the Offering Statement, and the execution and delivery of this Bond Purchase Agreement, the Bonds, the Indenture, the Agreement and the other agreements contemplated hereby or by the Indenture or the Agreement will not contravene any law governing the Issuer and will not conflict with any provision of the Act.

                  (g) The Issuer has not been notified of any listing or proposed listing by the Internal Revenue Service to the effect that the Issuer is a bond issuer whose arbitrage certifications may not be relied upon.

SECTION 2.        COMPANY'S REPRESENTATIONS, WARRANTIES, AND AGREEMENTS.

         To induce the Issuer and the Underwriter to enter into this Bond Purchase Agreement, and in consideration of the foregoing and the execution and delivery of this Bond Purchase Agreement, the Company represents, warrants and covenants to and with the Issuer and the Underwriter as follows:

                  (a) The financial statements provided to the Underwriter in connection with the offer and sale of the Bonds by the Underwriter present fairly its financial position as of the dates indicated therein and the results of operation for the periods specified therein, and such financial statements have been prepared in conformity with generally accepted accounting principles consistently applied in all material respects with respect to the periods involved, except as may otherwise be disclosed to the Underwriter or in the Offering Statement.


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                  (b) The descriptions and information to be contained in the
         Offering Statement at the Closing Date, as defined herein, are true and do not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this Bond Purchase Agreement shall apply to the information contained under the caption "THE ISSUER" or in Appendix B thereto (relating to Wells Fargo Bank, N.A. (the "Bank")).

                  (c) It will not take or omit to take any action which will in any way result in the proceeds from the sale of the Bonds being applied in a manner inconsistent with the provisions of the Agreement and the Indenture, including the provisions with respect to "arbitrage" therein.

                  (d) There is no action, suit, proceeding, inquiry or investigation at law or in equity or before or by any public board or body pending or threatened against or affecting it or any basis therefor, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the transactions contemplated by this Bond Purchase Agreement, the Indenture or the Agreement or would adversely affect the validity or enforceability of the Bonds, the Indenture, the Agreement or the Letter of Credit Agreement dated as of March 1, 1985 (the "Credit Agreement") between the Company and the Bank pursuant to which an irrevocable letter of credit (the "Letter of Credit") will be issued by the Bank.

                  (e) The Agreement, this Bond Purchase Agreement and the Credit Agreement, when executed and delivered by the Company, will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally.

                  (f) The execution and delivery of the Agreement, the Credit Agreement and this Bond Purchase Agreement, and the performance by the Company of its obligations under the foregoing, (i) have been duly authorized by all necessary corporate action of the Company and no approval or other action by any governmental authority or agency


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         is required in connection therewith; (ii) do not and will not violate the Articles of Incorporation or Bylaws of the Company, or any existing court order by which the Company is bound, and such actions do not and will not constitute a default under any existing agreement, indenture, mortgage, lease, note or other obligation or instrument to which the Company is a party; and (iii) will not be subject to the lien, pledge or encumbrance of any existing agreement or document to which the Company is a party (excluding any lien, pledge or encumbrance arising under the Agreement and the Credit Agreement).

SECTION 3.        INDEMNIFICATION.

         The Company agrees to indemnify and hold harmless the Issuer and the Underwriter, and any member, officer, official or employee of the Issuer or the Underwriter, and each person, if any, who controls the Underwriter, within the meaning of Section 15 of the Securities Act of 1933, as amended (collectively the "Indemnified Parties"), against any and all losses, claims, damages, liabilities or expenses whatsoever caused by any untrue statement or misleading statement or allegedly misleading statement of a material fact contained in the Offering Statement or caused by any omission or alleged omission from the Offering Statement of any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses claims, damages, liabilities or expenses are caused by any such untrue or misleading statement or omission or allegedly untrue or misleading statement or omission in the information contained under the caption "The Issuer" or in Appendix B thereto.

         If any action shall be brought against one or more of the Indemnified Parties based upon the Offering Statement and in respect of which indemnity may be sought against it, the Indemnified Parties shall promptly notify the Company in writing, and the Company shall promptly assume the defense thereof, including the employment of counsel, the payment of all expenses and the right to negotiate and consent to settlement. Any one or more of the Indemnified Parties shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Indemnified Parties unless employment of such counsel has been specifically authorized by the Company. The Company shall not be liable for any settlement of any such action effected without its consent by any of the


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Indemnified Parties, but if settled with the consent of the Company or if there be a final judgment for the plaintiff in any such action against the Company or any of the Indemnified Parties, with or without the consent of the Company, the Company agrees to indemnify and hold harmless the Indemnified Parties to the extent provided in this Bond Purchase Agreement.

SECTION 4.        PURCHASE, SALE AND DELIVERY OF THE BONDS.

         On the basis of the representations, warranties and covenants of the Issuer and the Company contained herein, and subject to the terms and conditions herein set forth, at the Closing Time, as defined herein, the Underwriter agrees to purchase from the Issuer and the Issuer agrees to sell to the Underwriter the Bonds at 98.5% of the aggregate principal amount thereof.

         The Bonds shall be issued under and secured as provided in the Indenture. The Bonds will be payable (except to the extent payable from proceeds of the sale of the Bonds and the earnings from the temporary investment thereof) solely out of the payments received under the Agreement (including moneys paid under the Letter of Credit). The Bonds shall be further secured by the Letter of Credit. The Bonds shall mature on March 1, 2005, shall bear interest at a variable interest rate (subject to conversion to a fixed interest rate), provide a put option to the owners thereof and be subject to redemption, all as set forth in the Indenture.

         Payment for the Bonds shall be made in immediately available funds by federal wire transfer or by certified or official bank check or draft payable to the order of the Trustee for the account of the Issuer, at such place, time and date as shall be mutually agreed upon by the Issuer and the Underwriter. The date of such delivery and payment is herein called the "Closing Date," and the hour and date of such delivery and payment is herein called the "Closing Time." The delivery of the Bonds shall be made in definitive form and issued to and registered in the name of the Underwriter, except to the extent that the Underwriter may request the delivery of certain of the Bonds registered as to other persons, and in such denominations as authorized by the Indenture as the Underwriter shall specify in writing at least 24 hours prior to the Closing Time. The Bonds shall be available for examination and packaging by the Underwriter at least 24 hours prior to the Closing Time.


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SECTION 5.        CONDITIONS TO THE UNDERWRITER'S OBLIGATIONS.

         The Underwriter's obligations under this Bond Purchase Agreement shall be subject to the due performance by the Issuer and the Company of their respective obligations and agreements to be performed hereunder at or prior to the Closing Time and to the accuracy of and compliance with the Issuer's and the Company's representations and warranties contained herein, as of the date hereof and as of the Closing Time, and are also subject to the following conditions:

                  (a) The Bonds, the Indenture, the Agreement, the Credit Agreement and the Letter of Credit shall each have been duly authorized, executed and delivered in the form mutually agreed upon by the Issuer, the Underwriter, the Bank and the Company.

                  (b)      At the Closing Time, the Underwriter shall receive:

                           (1) The opinions dated the Closing Date of (i) King &
                  Spalding, Bond Counsel, relating to the valid authorization and issuance of the Bonds, the due authorization, execution and delivery of the Indenture and the Agreement, the tax-exempt status of the Bonds and certain other matters; (ii) Gerald Wright, Esq., counsel to the Company, relating to the due organization and existence of the Company, the due authorization, execution and delivery of the Agreement, the Credit Agreement and this Bond Purchase Agreement and certain other matters; (iii) Sheppard, Mullin, Richter & Hampton, counsel to the Bank, relating to the valid authorization and issuance of the Letter of Credit and certain other matters;
                  (iv) Gingher & Christensen, counsel to the Trustee, relating to certain matters with regard to the Trustee; (v) Chestnut & Livingston, P.C., counsel to the Issuer, relating to certain matters with regard to the Issuer; and (vi) Kutak Rock & Campbell, counsel to the Underwriter, relating to certain matters of federal bankruptcy law and federal securities law;

                           (2) A certificate, satisfactory to the Underwriter,
                  of the Chairman of the Issuer, dated as of the Closing Date, to the effect that: (i) the Issuer has duly performed all obligations to be performed by it at or prior to the Closing Time and that each of the representations and warranties given by the Issuer and contained herein is true as


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         of the Closing Date; (ii) the Issuer has authorized, by all necessary action, the execution, delivery, receipt and due performance of the Bonds, the Indenture, the Agreement and any and all such other agreements and documents as may be required to be executed, delivered and received by the Issuer to carry out, give effect to and consummate the transactions contemplated hereby; (iii) no litigation is pending, or to such Chairman's knowledge threatened, to restrain or enjoin the issuance or sale of the Bonds or in any way affecting any authority for or the validity of the Bonds, the Indenture, the Agreement, this Bond Purchase Agreement or the Issuer's existence or powers or the Issuer's right to use the proceeds of the Bonds to finance the Facilities; and
         (iv) the execution, delivery, receipt and due performance of the Bonds, the Indenture, the Agreement and the other agreements contemplated hereby under the circumstances contemplated hereby or by the Indenture or the Agreement and the Issuer's compliance with the provisions thereof comply with the Act;

                           (3) Certificates, satisfactory in form and substance to the Underwriter, of the President and the Secretary of the Company, or such other officers acceptable to the Underwriter, dated as of the Closing Date, to the effect that (i) since the date as of which information is given in Appendix A to the Offering Statement (including the documents to be incorporated by reference therein), if any, or any financial information described in Section 2(a) of this Bond Purchase Agreement, there has not been any material adverse change in the business, properties, financial position or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, and since such date, except in respect of the Bonds and in the ordinary course of business, the Company has not incurred any undisclosed material liability; (ii) there is no action, suit, proceeding or any investigation or inquiry at law or in equity or before or by any public board or body pending or threatened against or affecting the Company or its property or any basis therefor, wherein an unfavorable decision, ruling or finding would adversely affect the transactions contemplated hereby or by the Indenture or the Agreement or the validity or enforceability of the Bonds, the


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         Indenture, the Agreement, the Credit Agreement, the Pledge and Security
         Agreement or this Bond Purchase Agreement; (iii) the information contained in the Offering Statement (excluding information contained under the caption "THE ISSUER" and in Appendix B thereto) is true in all material respects and does not contain any untrue statement of a material fact and does not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and (iv) the Company has duly authorized, by all necessary corporate action, the execution, delivery and due performance by the Company of the Agreement, the Credit Agreement and this Bond Purchase Agreement; and

                           (4) Such additional certificates, opinions and other documents as the Underwriter or the Bank may reasonably request shall have been delivered, including any certificates or opinions to evidence performance of or compliance with the provisions hereof and the transactions contemplated hereby, all such certificates and other documents to be satisfactory in form and substance to the Underwriter or the Bank.

                  (c) The Bank shall have delivered the Letter of Credit to the Trustee for the benefit of the Bondholders.

SECTION 6.        CONDITIONS OF ISSUER'S OBLIGATIONS.

         The Issuer's obligations under this Bond Purchase Agreement are subject to the Underwriter's performance of its obligations hereunder and to the due completion of all proceedings, and the due satisfaction of all conditions required by the Act for the issuance of the Bonds.

         No provision, covenant or agreement contained in this Bond Purchase Agreement shall be deemed to be the covenant or agreement of any member, officer, attorney, agent or employee of the Issuer in an individual capacity; and no such provision, covenant or agreement, and no obligation herein imposed upon the Issuer, or the breach thereof, shall constitute an indebtedness of the Issuer within the meaning of any provision of the constitution or law of the State or constitute or give rise to any pecuniary liability of the Issuer or a charge against its general credit or taxing power. No recourse shall be had for the payment of the principal of or premium, if any, or interest on the Bonds, or for any claim based hereon or on any instruments and documents executed and delivered by the Issuer in connection


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with the Facilities, against any member, officer, agent, attorney or employee, past, present or future, of the Issuer or of any successor body, or their respective heirs, personal representatives, successors as such, either directly or through the Issuer or any such successor body, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all of such liability being hereby released as a condition of and as a consideration for the execution and delivery of this Bond Purchase Agreement.

SECTION 7.        TERMINATION.

         Notwithstanding any other provision of this Bond Purchase Agreement to the contrary, the Underwriter may terminate this Bond Purchase Agreement by notification to the Issuer and the Company if at any time prior to the Closing Date (A) legislation shall be introduced or enacted by the United States Congress or adopted by either house thereof or a decision by a court of the United States shall be rendered or a ruling, regulation or official statement by or on behalf of the Treasury Department of the United States, the Internal Revenue Service or other government agency shall be made with respect to federal taxation upon interest received on bonds of the general character of the Bonds, which would have the effect of changing directly or indirectly the federal income tax consequences of interest on bonds of the general character of the Bonds in the hands of the owners thereof; or (B) legislation shall be enacted or any action shall be taken by the Securities and Exchange Commission which, in the reasonable judgment of the Underwriter, has the effect of requiring the contemplated distribution of the Bonds to be registered under the Securities Act of 1933, as amended, or the Indenture to be qualified under the Trust Indenture Act of 1939, as amended; or (C) there shall exist any event which, in the reasonable judgment of the Underwriter, either (1) makes untrue or incorrect in any material respect any statement or information contained in the Offering Statement or (2) is not reflected in the Offering Statement should be reflected therein or in an attachment thereto in order to make any material statements or information contained therein not misleading in any material respect; or (D) there shall have occurred any outbreak of hostilities engaging the United States in any local, national or international calamity or crisis, the effect of such outbreak, calamity or crisis on the financial markets of the United States being such as, in the reasonable judgment of the Underwriter, would materially affect the marketability of the Bonds; or (E) there shall be in force a general suspension of trading on the New York Stock Exchange or minimum or maximum prices for trading shall


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have been fixed and be in force, or maximum ranges for prices for securities shall have been required and be in force on the New York Stock Exchange, whether by virtue of a determination by that Exchange or by order of the Securities and Exchange Commission or any other governmental authority having jurisdiction; or
(F) a general banking moratorium shall have been declared by either federal, Georgia, California or New York authorities having jurisdiction and be in force; or (G) there shall have occurred any change, or any development involving a prospective change, in or affecting the operations of the Issuer, the Company or the Bank, which, in the reasonable judgment of the Underwriter, materially impairs the investment quality of the Bonds; or (H) any legislation, ordinance, rule or regulation shall be introduced in or be enacted by any governmental body, department or agency in the State of Georgia or a decision by any court of competent jurisdiction within the State of Georgia shall be rendered, which materially adversely affects the market price of the Bonds; or (I) additional material restrictions not in force as of the date hereof shall have been imposed upon trading in securities generally by any governmental authority or by any national securities exchange.

         If the Issuer or the Company does not, in the exercise of good faith, satisfy the conditions to the obligations of the Underwriter contained in this Bond Purchase Agreement, or if the obligations of the Underwriter shall be terminated for any reason permitted by this Bond Purchase Agreement, this Bond Purchase Agreement shall terminate and the Underwriter, shall not have any further obligations hereunder. The Underwriter, however, may in its sole discretion waive one or more of the conditions imposed by this Bond Purchase Agreement and proceed herewith.

SECTION 8.      REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.

         All of the Issuer's and the Company's representations, warranties and agreements shall remain operative and in full force and effect, regardless of any investigations made by the Underwriter on its behalf, and shall survive delivery of the Bonds to the Underwriter.

SECTION 9.      PAYMENT OF EXPENSES.

         Whether or not the Bonds are sold by the Issuer to the Underwriter, the Underwriter shall be under no obligation to pay any expenses incident to the performance of the obligations of the Issuer hereunder. All expenses and costs

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to effect the authorization, preparation, issuance, delivery and sale of the
Bonds (including, without limitation, the fees and disbursements of Bond Counsel, counsel to the Bank, counsel to the Issuer, and the expenses and costs for the preparation, printing, photocopying, execution and delivery of the Bonds, (and the rating thereof by Standard & Poor's Corporation), the Indenture, the Agreement, the Credit Agreement, this Bond Purchase Agreement and all other agreements and documents contemplated hereby) shall be paid out of the proceeds of the sale of the Bonds, or by the Company. The Company and the Underwriter have agreed that certain expenses in connection with the offer and sale of the Bonds by the Underwriter will be paid by the Underwriter, including the fees and disbursements of the Underwriter and its counsel, expenses and costs for the preparation, printing and delivery of the Preliminary Offering Statement and Offering Statement, advertising and certain miscellaneous fees and expenses, and neither the Company nor the Issuer shall be liable for the payment thereof.

SECTION 10.       NOTICES.

         Any notice or other communication to be given to the Issuer under this Bond Purchase Agreement may be given by mailing (certified or registered) or delivering the same in writing to Development Authority of DeKalb County, 6485 Peachtree Industrial Boulevard, Doraville, Georgia 30360, Attention: Chairman; and any notice or other communication to be given to the Underwriter under this Bond Purchase Agreement may be given by delivering the same in writing to Prudential-Bache Securities Inc., 100 Gold Street, New York, New York 10292,
Attention: Public Finance Department, IDB/Pollution Control Group; and any notice or other communication to be given to the Company may be given by delivering the same in writing to Radiation Sterilizers, Incorporated, 3000 Sand Hill Road, Building 4, Suite 245, Menlo Park, California 94025.

SECTION 11.       APPLICABLE LAW; NONASSIGNABILITY.

         This Bond Purchase Agreement shall be governed by the laws of the State. This Bond Purchase Agreement shall not be assigned by the Issuer or the Underwriter.


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SECTION 12.       AMENDMENTS; EXECUTION OF COUNTERPARTS.

         This Bond Purchase Agreement may be executed in several counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same document. This Bond Purchase Agreement may not be amended, except in writing signed by all parties hereto.


                                            DEVELOPMENT AUTHORITY OF
                                            DEKALB COUNTY


Attest                                      By /s/ Signature Unreadable
/s/ Signature Unrreadble                      --------------------------------
-----------------------------                 Chairman
(Assistant) Secretary


                                            PRUDENTIAL-BACHE SECURITIES INC.


                                            By /s/ Signature Unreadable
                                               --------------------------------
                                                   Authorized Officer


                                            RADIATION STERILIZERS,
                                               INCORPORATED


                                            By /s/ Charles W. King Jr.
                                               --------------------------------
                                               Secretary

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